Exhibit 32.2

                           SECTION 1350 CERTIFICATION


         In connection with the Quarterly Report of Orthofix International N.V. ("Orthofix") on Form 10-Q for the period ended June 30, 2005 (the "Quarterly Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas Hein, Chief Financial Officer of Orthofix, certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

         1.    The Quarterly Report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

         2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.



Dated:  August 5, 2005                               /s/ Thomas Hein
                                                  ------------------------------
                                                  Name:  Thomas Hein
                                                  Title: Chief Financial Officer